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                       Supplement Dated October 27, 2003
                                       To
                          Prospectus Dated May 1, 2003

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
             Preference Plus(R) Account Deferred and Income Annuity
              Contracts (the Income Annuity  may also be known as
          MetLife Personal IncomePlus(sm) Variable Annuity Contracts)
                 Issued by Metropolitan Life Insurance Company



This supplement updates certain information in the prospectus dated May 1, 2003, describing group non-qualified and qualified Preference Plus(R) Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus Account contracts (which also may be known as MetLife Personal IncomePlus variable income annuities ("Income Annuities"). You should read and retain this supplement for future reference.

In addition to the changes referenced below, significant changes have been made to the Income Annuities purchased after October 26, 2003. These changes do not apply to the Deferred Annuities. They also do not apply to the Income Annuities purchased after October 26, 2003. The changes to the Income Annuities are disclosed in a new prospectus. The changes described below are those that apply to the Deferred Annuities and only those Income Annuities purchased prior to October 27, 2003.

For more information, request a copy of the Statement of Additional Information ("SAI") dated May 1, 2003, as supplemented on October 27, 2003. To request a free copy of the prospectus for the Deferred Annuities and Income Annuities and the SAI or to ask questions about the Deferred Annuity (including questions about annuitizing your Deferred Annuity), write or call Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, RI 02893 or telephone 800-638-7732. To request a free copy of the SAI or to ask questions about the MetLife Personal IncomePlus Variable Annuity Contracts, write or call Metropolitan Life Insurance Company, P.O. Box 406904, Atlanta, GA 30384-6904 or telephone toll-free 866-438-6477.


1. Delete the sentence "There are no fees for the Fixed Interest Account" from the introductory paragraph of the Table of Expenses on C-PPA-1.

2. Change the "Maximum" amount of "Total Annual Metropolitan Fund, Met Investors Fund and American Funds Operating Expenses for the fiscal year ending December 31, 2002 (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other expenses)" before "After Waiver and/or Reimbursement of Expenses" on C-PPA-7 from "1.51%" to "1.86%".

3.  Delete the third bullet on C-PPA-24.

4.  Delete the last sentence of the second paragraph on C-PPA-24.

5. Add the words "or your age" to the end of the fifth sentence in the paragraph entitled "Free Look" on C-PPA-38.


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6.  Delete the last paragraph prior to "Income Annuities" on C-PPA-40 and substitute the following:

       The Income Annuities have three features that are not available to the Deferred Annuities in the pay-out phase: the ability to make reallocations from the Fixed Income Option to the investment divisions and the availability of the withdrawal option and death benefit. Please read the section under the ''Income Annuities'' heading for more information about the Deferred Annuities in the pay-out phase.

7. Delete the section "After Your Death" on page C-PPA-48 and substitute the following:


       If we are notified of your death before a requested transaction is completed, we will cancel the request. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.


8. Add the following paragraph as the third paragraph in the section entitled "Valuation" on C-PPA-49:


       We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

       * rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

       * during any other period when the Securities and Exchange Commission by order so permits.


 9. Add the words "including limiting the number, frequency or types of transfers/reallocations permitted" to the end of the second bullet in the section entitled "Changes to Your Deferred Annuity or Income Annuity" on C-PPA-50.

10. Delete the third sentence in the second paragraph of the section entitled "Who Sells the Deferred Annuities and Income Annuities" on C-PPA-52 and substitute the following: "Distribution costs are recovered from the Separate Account charge".





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11.  Add the following as the last paragraph in the section entitled "Income
     Annuity Payments" on C-PPA-58:


        If the amount of income payments received in any calendar year is less than the exclusion amount applicable to the year, you may generally elect the year in which to begin to apply this excess over the remaining income stream.

12. Delete the first three paragraphs of the section entitled "After Death" on page C-PPA-58 and substitute the following: The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable). If you die before the annuity starting date, as defined under the income tax regulations, payment of your entire interest in the contract must be made within five years of the date of your death or payments must begin under a pay-out option allowed by the Code to your beneficiary within one year of the date of your death. If you die on or after the annuity starting date, payments must continue to be made at least as rapidly as before your death in accordance with the income type select.

13. Add the following after the third paragraph in "Minimum Distribution Requirements" on page C-PPA-61:

        In general, new proposed regulations issued in 2002 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is the ''difference between actuarial assumptions used in pricing and actual experience with respect to those assumptions; or differences between actuarial assumptions used in pricing when the annuity was purchased and actuarial assumptions used in pricing at the time the actuarial gain is determined.'' Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.








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14.  Delete the first paragraph on page C-PPA-64 in the section "Conversion"
     and substitute the following: If you mistakenly convert or otherwise wish to change your Roth IRA purchase payment to a Traditional IRA purchase payment, the tax law generally allows you to reverse your conversion provided you do so before October 15th of the year following the year of the conversion if certain conditions are met.

15. Delete the second sentence in the first paragraph on page C-PPA-65 in the section entitled "Partial and Full Withdrawals" and substitute the following: This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of your plan benefit or account balance.

16. Add as a new section "Defined Benefit Plans" after "Minimum Distribution Requirements" on C-PPA-65:

        Defined Benefit Plans

        Under proposed income tax regulations published in April 2002, defined benefit plans may no longer automatically satisfy minimum distribution requirements through the purchase of a variable annuity. However, until the regulations are finalized, transitional rules apply which may permit the purchase of certain variable annuities by defined benefit plans. It is not clear that any favorable transitional rules will apply to the Income Annuity. You should consult a tax advisor prior to purchasing the Income Annuity in connection with a defined benefit plan.

17. Add the following new paragraph at the end of the section entitled "Mandatory 20% Withholding" on C-PPA-66:


        Generally, income payments made on or after the required beginning date (as previously discussed in ''Minimum Distribution Requirements'') are not eligible rollover distributions. Additionally, payments under certain types of income annuities are not treated as eligible rollover distributions. We or your qualified plan administrator will notify you (or your spousal beneficiary) if an income payment or death benefit is an eligible rollover distribution.